UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2007

MICROSEMI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-8866	95-2110371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2381 Morse Avenue, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(949) 221-7100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

On August 22, 2007, Microsemi Corporation (the “Registrant”) issued a news release. A copy of the news release issued by the Registrant is attached as Exhibit 99.1 to this report and is incorporated herein by this reference. The news release announces that the Registrant has completed the disposition of certain real and personal property in two separate transactions.

This Item and the information incorporated by reference herein, including Exhibit 99.1, are being furnished to the Securities and Exchange Commission pursuant to Item 7.01 “Regulation FD Disclosure”, and shall not be deemed “filed” and shall not be deemed “soliciting material” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act.

Section 8 – Other Events

Item 8.01 Other Events

On August 8, 2007, the Registrant completed a disposition of certain real and personal property of the Registrant located at 140 Commerce Drive in Montgomeryville, Pennsylvania, including buildings and other improvements (the “Montgomeryville Property”). The Registrant received payment in full of $900,000 in cash from K&B Montgomeryville Real Estate L.P. in exchange for the Montgomeryville Property. The Registrant previously consolidated the operations formerly in Montgomeryville, Pennsylvania into its continuing operations in Santa Clara, California.

On August 21, 2007, the Registrant completed a disposition of certain real and personal property of the Registrant located at 2830 South Fairview Street in Santa Ana, California, including buildings and other improvements (the “Santa Ana Property”). The Registrant received payment in full of $10,500,000 in cash from Fairview Realty Fund, L.P. in exchange for the Santa Ana Property. The Registrant previously consolidated the operations formerly in Santa Ana, California into its continuing operations in Garden Grove, California and Scottsdale, Arizona, as part of Phase II of its Capacity Optimization Enhancement Program.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	News Release of Microsemi Corporation, dated August 22, 2007, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSEMI CORPORATION
(Registrant)
Date: August 22, 2007
/s/ David R. Sonsken
David R. Sonksen
Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release of Microsemi Corporation, dated August 22, 2007, filed herewith.